Exhibit 10.1
                            SUBURBAN BANCSHARES, INC.

                             1997 STOCK OPTION PLAN

         1.       PURPOSE OF THE PLAN

                  The purpose of this Suburban Bancshares, Inc. 1997 Stock Option Plan (the"1997 Plan") is to advance the interests of the Company through providing selected key Employees and Directors of the Company and its Affiliates with the opportunity to acquire Shares. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility; to provide additional incentive to key Employees and Directors of the Company and its Affiliates to promote the success of the business as measured by the value of its Shares; and generally to increase the commonality of interests between key Employees, Directors and other shareholders.

         2.       DEFINITIONS

                  As used herein, the following definitions shall apply:

                  (a)   "Affiliate"   shall  mean  any  Parent   Corporation  or
Subsidiary Corporation of the Company, and shall include the Bank.

                  (b) "Agreement" shall mean a written agreement entered into in accordance with Section 5(c).

                  (c) "Award" shall mean, collectively, Options, unless the context clearly indicates a different meaning.

                  (d) "Bank" shall mean The Columbia Bank, a Maryland commercial bank.

                  (e) "Board" shall mean the Board of Directors of the Company.

                  (f) "Cause" shall mean, in the context of the termination of an Employee's employment by the Company or any Affiliate, or the removal of a Director (whether by action of the appropriate Board of Directors, shareholders, regulatory action or otherwise), as a result of the failure of the Participant (other than for the reasons set forth in Section 9(a) or 9(b) hereof) to perform in any material respect, the duties of such Participant's position; any misconduct on the part of the Participant that, in the reasonable determination of the Board is damaging or detrimental to the Company or any Affiliate; conviction of a crime involving a felony, fraud, embezzlement, perjury or the like; any breach of fiduciary duty involving personal profit or misappropriation of funds or property of, or entrusted to, the Company or any Affiliate; or the receipt of any written order, agreement, memorandum or other requirement from any regulatory agency having jurisdiction over the Company or any Affiliate requiring the termination, removal or resignation of such Participant.

                  (g) "Change in Control" shall mean any one of the following events occurring after the Effective Date: (1) the acquisition of ownership, holding or power to vote more than 51% of the Bank's or Company's voting stock;
(2) the acquisition of the power to control the election of a majority of the Bank's or Company's Directors; (3) the exercise of a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" (as that term is used for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended), or (4) the failure of Continuing Directors to constitute at least two-thirds of the Board of Directors of the Company or the Bank (the "Company Board") during any period of two consecutive years. For purposes of this 1997 Plan, "Continuing Directors" shall include only those individuals who were members of the Company Board at the Effective Date and those other individuals whose election or nomination for election as a member of the Company Board was approved by a vote of at least two-thirds of the Continuing Directors then in office. For purposes of this subparagraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding.

                  (h) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (i) "Committee" shall mean the Personnel, Compensation and Stock Option Committee appointed by the Board in accordance with Section 5(a) hereof.

                  (j) "Common Stock" shall mean the common stock, par value $0.01 per share, of the Company.

                  (k) "Company"  shall   mean   Columbia   Bancorp,  a  Maryland
corporation.

                  (l) "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor.

                  (m) "Director" shall mean a member of the Board or of the Board of Directors of any Affiliate.

                  (n) "Effective Date" shall mean the date specified in Section 13 hereof.

                  (o) "Employee" shall mean any person employed, as an Officer or otherwise, by the Company or by an Affiliate, and shall include Directors of the Company or an Affiliate who are also employed by the Company or an Affiliate.

                  (p) "Exercise Price" shall mean the price per Optioned Share at which an Option or SAR may be exercised.

                  (q) "ISO" means an option to purchase Common Stock which meets the requirements set forth in the 1997 Plan, and which is intended to be and is identified as an "incentive stock option" within the meaning of Section 422 of the Code.

                  (r) "Market Value" shall mean the fair market value of the Common Stock, as determined in accordance with Section 7(b) hereof.

                  (s) "Non-Employee Director" shall mean a Director who, at any time of determination: (i) is not currently an Employee; (ii) does not, directly or indirectly, currently receive compensation from the Company or any Affiliate for services rendered as a consultant, other than in the capacity as a director and other than compensation in an amount which would not require disclosure pursuant to Item 404(a) of Regulation S-K; (iii) does not have an interest in any transaction which would require disclosure pursuant to Item 404(a) of Regulation S-K; and (iv) is not engaged in a business relationship which would require disclosure pursuant to Item 404(b) of Regulation S-K.

                  (t) "Non-ISO" means an option to purchase Common Stock which meets the requirements set forth in the 1997 Plan but which is not intended to be, and is not identified as, an ISO.

                  (u) "Option" means an ISO and/or a Non-ISO.

                  (v) "Optioned Shares" shall mean Shares subject to an Option granted pursuant to this 1997 Plan.

                  (w) "Parent" shall mean any present or future corporation which would be a "parent corporation" as defined in Subsection 425(e) and (g) of the Code.

                  (x) "Participant" shall mean any person who receives an Award pursuant to the 1997 Plan.

                  (y) "1997 Plan" shall mean the Suburban Bancshares, Inc. 1997 Stock Option Plan.

                  (z) "Regulation S-K" shall mean Regulation S-K of the General Rules and Regulations promulgated under the Securities Exchange Act of 1934, as amended, 17 CFR sec.229.1 et. seq., provided, however, if the Company shall commence reporting as a "small business issuer" within the meaning of Rule 405promulgated under the Securities Act of 1933, as amended, references to Regulation S-K shall refer to the comparable provisions of Regulation S-B of the General Rules and Regulation promulgated under the Securities Exchange Act of1934, as amended 17 CFR sec. 228.1 et. seq.

                  (aa) "Share" shall mean one share of Common Stock.

                  (ab) "Subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" as defined in Subsection 425(f) and
(g) of the Code.

         3.       TERM OF THE 1997 PLAN AND AWARDS

                  (a) Term of the 1997 Plan. The 1997 Plan shall continue in effect for a term of ten years from the Effective Date, unless sooner terminated pursuant to Section 16 hereof. No Award shall be granted under the 1997 Plan after ten years from the Effective Date.

                  (b) Term of Awards. The term of each Award granted under the 1997 Plan shall be established by the Committee, but shall not exceed 10 years; provided, however, that in the case of an Employee who owns Shares representing more than 10% of the outstanding Common Stock at the time an ISO is granted to such Employee, the term of such ISO shall not exceed five years.

         4.       SHARES SUBJECT TO THE 1997 PLAN

                  Subject to  adjustment in  accordance  with the  provisions of
Section 12 hereof, the aggregate number of Shares with respect to which Awards may be granted shall not exceed 115,814. Optioned Shares may either be authorized but unissued Shares or Shares held in treasury.

         5.       ADMINISTRATION OF THE 1997 PLAN

                  (a) Composition of the Committee. The 1997 Plan shall be administered by the Committee, which shall consist solely of not less than two
(2) members of the Board who are Non-Employee Directors. Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, the 1997 Plan shall be administered by those members of the Board who are Non-Employee Directors.

                  (b) Powers of the Committee. Except as limited by the express provisions of the 1997 Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion: (i) to select Participants and grant Awards; (ii) to determine the form and content of Awards to be issued in the form of Agreements under the 1997 Plan; (iii) to interpret the 1997 Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the 1997 Plan; (v) to make other determinations necessary or advisable for the administration of the 1997 Plan; and (vi) to delegate ministerial tasks in connection with the administration of the 1997 Plan to one or more of the members of the Committee. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee.

                  (c) Agreement. Each Award shall be evidenced by a written agreement containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the 1997 Plan and of such Agreement. The terms of each such Agreement shall be in accordance with the 1997 Plan, but any Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the 1997 Plan. In particular, the Committee shall set forth in each Agreement: (i) the Exercise Price of an Option; (ii) the number of Shares subject to, and the expiration date of, the Award; (iii) the manner, time and rate (cumulative or otherwise) of exercise or vesting of such Award; and (iv) the restrictions, if any, to be placed upon such Award, or upon Shares which may be issued upon exercise of such Award.

                  The Chairman of the Committee and such other officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

                  (d) Effect of the Committee's Decisions. All decisions, determinations and interpretations of the Committee shall be final, conclusive and binding on all persons affected thereby.

                  (e) Indemnification. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the 1997 Plan or any Award granted hereunder, to the full extent provided for under the Company's Articles of Incorporation or Bylaws with respect to the indemnification of Directors.

         6.       GRANT OF OPTIONS

                  (a) General. In its sole discretion, the Committee may grant Options to Employees of the Company or its Affiliates and may grant Non-ISOs to Directors. In selecting Participants and in determining the number of shares of Common Stock to be granted to each such Participant pursuant to each Award granted under the 1997 Plan, the Committee may consider the nature of the services rendered by each such Participant, each such Participant's current and potential contribution to the Company, and such other factors as the Committee may, in its sole discretion, deem relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards.

                  (b) Special Rules for ISOs. The aggregate Market Value, as of the date the Option is granted, of the Shares with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future Parent or Subsidiary of the Company) shall not exceed $100,000. Notwithstanding the prior provisions of this paragraph, the Committee may grant to Employees Options in excess of the foregoing limitations, in which case such Options granted in excess of such limitation shall be Options which are Non-ISOs.

         7.       EXERCISE PRICE FOR OPTIONS

                  (a) Limitations. The Exercise Price as to any particular Option granted under the 1997 Plan shall not be less than the Market Value of the Optioned Shares on the date of grant. In the case of an Employee who is granted an ISO and at that time owns Shares representing more than 10% of the Company's outstanding Shares of Common Stock, the Exercise Price of such ISO shall not be less than 110% of the Market Value of the Optioned Shares subject to such ISO at the time the ISO is granted.

                  (b) Determination of Exercise Price. If the Common Stock is listed on a national securities exchange (including the NASDAQ National Market) on the date in question, then the Market Value per Share shall be not less than the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the Exercise Price shall be not less than the mean between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Market Value per Share shall be not less than the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Market Value per Share shall be its fair market value as determined by the Committee, in its sole and absolute discretion.

                  (c) Reissuance of Options. Not withstanding anything herein to the contrary, the Committee shall have the authority to cancel outstanding Options with the consent of the Participant and to reissue new Options at a lower Exercise Price equal to the then Market Value per share of Common Stock in the event that the Market Value per share of Common Stock at any time prior to the date of exercise of outstanding Options falls below the Exercise Price.

         8.       EXERCISE OF OPTIONS

                  (a) General. Any Option granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the terms of the1997 Plan and of the Agreement granted to a Participant. An Option may not be exercised for a fractional Share.

                  (b) Procedure for Exercise. A Participant may exercise Options, subject to provisions relative to its termination and limitations on its exercise, only by delivering to the Company both (i) written notice of intent to exercise the Option with respect to a specified number of Shares, and
(ii) payment in full of the aggregate Exercise Price of the Shares with respect to which the Option is being exercised, which payment may be in cash, in Common Stock, or a combination of cash and Common Stock. Each such notice and payment shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at the Company's executive offices. Common Stock utilized in full or partial payment of the Exercise Price for Options shall be valued at its Market Value at the date of exercise.

                  (c)  Exercisability  and Termination.  (i) Except as otherwise provided herein or in the Agreement relating to any Option, no Employee may exercise any Option unless the Employee shall have been in the Continuous Employment of the Company or any Affiliate at all times during the period beginning with the date of grant of any such Option and ending on the date three
(3) months prior to the date of exercise of any such Option. Notwithstanding anything to the contrary contained herein, if an Employee's employment with the Company is terminated for Cause, all of such Employee's Options shall terminate effective immediately upon termination of Employee's employment. Except as otherwise provided herein or in the Agreement relating to an Option, no
Non-Employee Director may exercise any Option more than one year after the termination of such Non-Employee Directors service as a Director. In the event of the removal of a Non-Employee Director for Cause, all of such Non-Employee Director's Options shall terminate effective upon removal of such Non-Employee Director. (ii) In the event that any Employee's employment by the Company or any Affiliate shall terminate for any reason, other than Permanent and Total Disability (as such term is defined in Section 22(e)(3) of the Code), death or Cause, all of any such Employee's Options and all of any such Employee's rights to purchase or receive shares of Common Stock pursuant thereto, shall automatically terminate on the earlier of (A) the respective expiration dates of such Options; or (B) the expiration of three (3) months after the date of such termination of employment, but only if, and to the extent that, the Employee was entitled to exercise such Option at the date of such termination of employment. In the event that a Subsidiary ceases to be a Subsidiary of the Company, the employment of all of its employees who are not immediately thereafter employees of the Company shall be deemed to terminate upon the date such Subsidiary so ceases to be a Subsidiary of the Company. (iii) In the event that the employment of any Employee by the Company or any Affiliate (including any service by an Employee as a Director) shall terminate as the result of the Permanent and Total Disability of such Employee, or if the service of any Non-Employee Director shall terminate as a result of Permanent and Total Disability, such Employee or Non-Employee Director, as the case may be, may exercise any Option granted to him pursuant to the 1997 Plan at any time prior to the earlier of (A) the respective expiration dates of such Options or (B) the date which is one (1) year after the date of such termination, but only if, and to the extent that, the such Participant was entitled to exercise such Option at the date of such termination. For purposes of this Section 8(iii), any Option held by an Employee or Non-Employee Director shall be considered exercisable at the date of his Permanent and Total disability if the only unsatisfied condition precedent to the exercisability of such Option at such date is the passage of a specified period of time. (iv) In the event of the death of any Participant all of the Options granted to any such Employee may be exercised by the person or persons to whom the Participant's rights under any such Options pass by will or the laws of descent and distribution (including the Participant's estate during the period of administration) at any time prior to (A) the respective expiration dates of such Options; or (B) the date which is one (1) year after the date of death of such Participant but only if, and to the extent that, the Participant was entitled to exercise any of such Options at the date of death. For purposes of this Section 8(iv), any Option held by a Participant shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Option at the date of death is the passage of a specified period of time.

         9.       CHANGE IN CONTROL

                  (a) General. Notwithstanding the provisions of any Award which provides for its exercise or vesting in installments, all Options shall be immediately exercisable and fully vested upon the occurrence of a change in control. At the time of a Change in Control, the Participant shall, at the discretion of the Committee, be entitled to receive cash in an amount equal to the excess of the Market Value of the Common Stock subject to such Option over the Exercise Price of such Shares, in exchange for the cancellation of such Options by the Participant.

                  (b)  Exception.   Notwithstanding  subparagraph  (a)  of  this
Section, in no event may an Option be canceled in exchange for cash, within the six-month period following the date of its grant.

         10.      EFFECT OF CHANGES IN COMMON STOCK SUBJECT TO THE 1997 PLAN

                  (a)  Recapitalization;  Stock Splits, Etc. The number and kind of shares reserved for issuance under the 1997 Plan, and the number and kind of shares subject to outstanding Awards (and the Exercise Price thereof), shall be proportionately adjusted for any increase, decrease, change or exchange of Shares for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

                  (b) Transactions in which the Company is Not the Surviving Entity. Subject to Section 9 hereof, in the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Awards shall be surrendered. With respect to each Award so surrendered, the Committee shall in its sole and absolute discretion determine whether the holder of the surrendered Award shall receive -- (1) for each Share then subject to an outstanding Award an option for the number and kind of shares into which each outstanding Share (other than Shares held by dissenting stockholders) is changed or exchanged, together with an appropriate adjustment to the Exercise Price; or (2) a payment in cash or shares (from the Company or the successor corporation), in an amount equal to the Market Value of the Shares subject to the Award on the date of the Transaction, less the Exercise Price of the Award.

                  (c) Special Rule for ISOS. Any adjustment made pursuant to subparagraphs (a) or (b)(1) hereof shall be made in such a manner as not to constitute a modification, within the meaning of Section 424(h) of the Code, of outstanding ISOS.

                  (d) Conditions and Restrictions on New, Additional, or Different Shares or Securities. If, by reason of any adjustment made pursuant to this Section, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares pursuant to the Award before the adjustment was made.

                  (e) Other Issuances. Except as expressly provided in this Section, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into Shares or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustments shall be made with respect to, the number, class, or Exercise Price of Shares then subject to Awards or reserved for issuance under the 1997 Plan.

         11.      NON-TRANSFERABILITY OF AWARDS

                  Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, or pursuant to the terms of a "qualified domestic relations order"(within the meaning of Section 414(p) of the Code and the regulations and rulings thereunder).

         12.      TIME OF GRANTING AWARDS

                  The date of grant of an Award shall, for all purposes, be the later of the date on which the Committee makes the determination of granting such Award, and the Effective Date. Notice of the determination shall be given to each Participant to whom an Award is so granted within a reasonable time after the date of such grant.

         13.      EFFECTIVE DATE

                  The 1997 Plan shall be effective as of May 22, 1997. Awards may be made prior to approval of the 1997 Plan by the shareholders of the Company if the exercise of Awards in the form of Options, are conditioned upon shareholder approval of the 1997 Plan.

         14.      APPROVAL BY SHAREHOLDERS

                  The 1997 Plan shall be approved by shareholders of the Company within twelve (12) months before or after the Effective Date.

         15.      MODIFICATION OF AWARDS

                  At any time, and from time to time, the Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding Award, provided no such modification shall confer on the holder of said Award any right or benefit which could not be conferred on him by the grant of a new Award at such time, or impair the Award without the consent of the holder of the Award.

         16.      AMENDMENT AND TERMINATION OF THE 1997 PLAN

                  The Board may from time to time amend the terms of the 1997 Plan and, with respect to any Shares at the time not subject to Awards, suspend or terminate the 1997 Plan; provided that the provisions of Section 9 may not be amended more than once every six months (other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder), and provided further that any material amendment shall be subject to stockholder approval. No amendment, suspension or termination of the 1997 Plan shall, without the consent of any affected holders of an Award, alter or impair any rights or obligations under any Award theretofore granted.

         17.      CONDITIONS UPON ISSUANCE OF SHARES

                  (a) Compliance with Securities Laws. Shares of Common Stock shall not be issued with respect to any Award unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed. The 1997 Plan is intended to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and any provision of the 1997 Plan which the Committee determines in its sole and absolute discretion to be inconsistent with said Rule shall, to the extent of such inconsistency, be inoperative and null and void, and shall not affect the validity of the remaining provisions of the 1997 Plan.

                  (b) Special Circumstances. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.
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                  (c)  Committee  Discretion.   The  Committee  shall  have  the
discretionary authority to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions.

         18.      RESERVATION OF SHARES

                  The Company, during the term of the 1997 Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the 1997 Plan.

         19.      WITHHOLDING TAX

                  The Company's obligation to deliver Shares upon exercise of Options shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The Committee, in its discretion, may permit the Participant to satisfy the obligation, in whole or in part, by irrevocably electing to have the Company withhold Shares, or to deliver to the Company Shares that he already owns, having a value equal to the amount required to be withheld. The value of Shares to be withheld, or delivered to the Company, shall be based on the Market Value of the Shares on the date the amount of tax to be withheld is to be determined. As an alternative, the Company may retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

         20.      NO EMPLOYMENT OR OTHER RIGHTS

                  In no event shall a Participant's eligibility to participate or participation in the 1997 Plan create or be deemed to create any legal or equitable right of such Participant or any other party to continue service with the Company, the Bank, or any Affiliate thereof. No Participant shall have a right to be granted an Award or, having received an Award, the right to again be granted an Award. However, a Participant who has been granted an Award may, if otherwise eligible, be granted an additional Award or Awards.

         21.      GOVERNING LAW

                  The 1997 Plan shall be governed by and construed in accordance with the laws of the State of Maryland, without reference to the choice of law or conflicts of law provisions thereof, except to the extent that federal law shall be deemed to apply.
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